EXHIBIT 4.1 - SPECIMEN SHARE CERTIFICATE
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}{                        Branson Jewelry (USA), Inc.                         }{
}{                                                                            }{
}{             INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA             }{
}{        25,000,000 SHARES COMMON STOCK AUTHORIZED, $0.001 PAR VALUE         }{
}{                                                                            }{
}{               NUMBER                                  SHARES               }{
}{  This         ------                                  ------               }{
}{  certifies                                                                 }{
}{  that                                                                      }{
}{                                                                            }{
}{                                                                            }{
}{  is the owner of                                                           }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{          FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF           }{
}{                                                                            }{
}{                        Branson Jewelry (USA), Inc.                         }{
}{                                                                            }{
}{     transferable on the books of the corporation in  person or by duly     }{
}{     authorized attorney upon  surrender of  this  certificate properly     }{
}{     endorsed.  This certificate and the shares represented hereby  are     }{
}{     subject to the laws of the State of Nevada, and to the Certificate     }{
}{     of Incorporation and Bylaws of the Corporation as now or hereafter     }{
}{     amended. This certificate is not valid unless countersigned by the     }{
}{     Transfer Agent.                                                        }{
}{                                                                            }{
}{     WITNESS the facsimile seal of the Corporation and the signature of     }{
}{     its duly authorized officers                                           }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{ DATED                                                                      }{
}{                                                                            }{
}{                                                                            }{
}{        The shares of stock represented by this certificate have not        }{
}{        been registered under the Securities Act of 1933, as amended        }{
}{        and  may  not  be  sold  or  otherwise  transferred   unless        }{
}{        compliance with  the registration provisions of such Act has        }{
}{        been made or unless availability  of an exemption from such         }{
}{        registration provisions has been established, or unless sold        }{
}{        pursuant to rule 144 under the Securities Act of 1933.              }{
}{                                                                            }{
}{                                                                            }{
}{        /s/ RJ Demman                                                       }{
}{             PRESIDENT/                 (SEAL)                              }{
}{             SECRETARY                                                      }{
}{                                                                            }{
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